                                                               EXECUTION VERSION

                                                                    EXHIBIT 99.2

                             STOCKHOLDERS AGREEMENT

            This STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of October 18, 1999, is entered into by and among Kirsten Berg-Painter, Dean Chabrier, Dennis Cunningham, Tanya Johnson, Jan Praisner, Senya Rahmil, David Stamm, Jay Tyler, Jeanne Urich, Anthony Zingale (each a "Stockholder Party") and Nortel Networks Corporation, a corporation organized under the laws of Canada ("Nortel").

            WHEREAS, simultaneously with the execution of this Agreement, Nortel, Northern Crown Subsidiary, Inc., a wholly owned subsidiary of Nortel ("Sub"), and Clarify Inc., a corporation organized under the laws of Delaware (the "Company"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") providing, among other things, for the Merger of Sub with and into the Company (the "Merger"); and

            WHEREAS, as of the date hereof, each Stockholder Party is the Beneficial Owner (as defined below) of, and has the sole right to vote and dispose of, the shares of common stock, par value $0.0001 per share of the Company ("Common Stock"), set forth in Schedule A (the "Owned Shares"); and

            WHEREAS, as an inducement and a condition to their entering into the Merger Agreement and incurring the obligations set forth therein, Nortel has required that each Stockholder Party enter into this Agreement;

            NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. Certain Definitions. Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Merger Agreement. In addition, for purposes of this Agreement:

            "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to any Stockholder Party, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

            "Alternative Transaction" has the meaning set forth in Section 2(b) hereof.

            "Beneficially Owned" or "Beneficial Ownership" with respect to any securities means having beneficial ownership of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, disregarding the phrase "within 60 days" in paragraph (d)(1)(i) thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such Person would constitute a "Group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

            "Beneficial Owner" with respect to any securities means a Person who has Beneficial Ownership of such securities.

            "Company Meeting" has the meaning set forth in Section 3 hereof.

            "Proposed Business Combination" means the transactions contemplated by the Merger Agreement.

            "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

            2. No Disposition or Solicitation.

            (a) Each Stockholder Party agrees that from and after the date hereof, except as contemplated by this Agreement, such party will not Transfer or agree to Transfer any Common Stock Beneficially Owned by such party other than with Nortel's prior written consent, or grant any proxy or power-of-attorney with respect to any such Common Stock other than pursuant to this Agreement; provided, that nothing in this Section 2(a) shall prohibit any Stockholder Party from effecting any Transfer of Common Stock Beneficially Owned by such Stockholder Party (i) by will or applicable laws of descent and distribution or (ii) to any member of the immediate family of such Stockholder Party, or any trust, limited partnership or other similar entity the Beneficial Ownership of which is held by the Stockholder Party or such family members (each a "Permitted Transferee"), so long as such Permitted Transferee agrees in writing, in form and substance reasonably satisfactory to Nortel, to be bound by the terms of this Agreement to the same extent as such Stockholder Party is bound.

            (b) Each Stockholder Party agrees that from and after the date hereof, except as contemplated by this Agreement or, solely in such Stockholder Party's capacity as an officer or director of the Company, as permitted by the Merger Agreement, such Stockholder Party and such party's Affiliates and representatives, will not directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any Person relating to, or otherwise facilitate any tender or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any of its subsidiaries or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, the Company or any of its subsidiaries other than the Proposed Business Combination (an "Alternative Transaction").

            (c) Each Stockholder Party agrees that, except for communications made in the course of his duties as an officer of the Company or unless required by applicable law, neither such Stockholder Party nor any of such party's Affiliates shall make any press release, public announcement or other communication with respect to Nortel or the business or affairs of the

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Company, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Nortel.

            3. Stockholder Vote; Offer. Each Stockholder Party agrees that (i) at such time as the Company conducts a meeting of or otherwise seeks a vote or consent of its stockholders for the purpose of approving the Merger Agreement and the Merger (such meeting or any adjournment thereof, or such consent process, the "Company Meeting"), such Stockholder Party will vote, or provide a consent with respect to, all Common Stock (including the Owned Shares) then Beneficially Owned by such party over which such party has voting power ("Voting Shares") in favor of the Merger Agreement and the Merger, provided that such Stockholder Party shall not be required to vote for, or provide a consent with respect to, any action that would reduce the number of Nortel Common Shares to be received by such Stockholder Party in respect of such party's Common Stock in the Merger, and (ii) such Stockholder Party will (at any meeting of stockholders) vote such party's Voting Shares against, and such party will not consent to, any Alternative Transaction or any action that would delay, prevent or frustrate the transactions contemplated by the Merger Agreement.

            Without limiting the foregoing, it is understood that the obligations under clause (i) above shall remain applicable in respect of each meeting of stockholders of the Company duly called for the purpose of approving the Merger Agreement and the Merger regardless of the position of the Company Board as to the Merger at the time of such meeting, and that the obligations under clause (ii) above shall continue to the extent set forth in Section 10.

            4. Reasonable Efforts to Cooperate. Each Stockholder Party will (a) use all reasonable efforts to cooperate with the Company, Nortel and Sub in connection with the transactions contemplated by the Merger Agreement, (b) promptly take such actions as are necessary or appropriate to consummate such transactions and (c) provide any information reasonably requested by the Company, Nortel or Sub for any regulatory application or filing made or approval sought for such transactions (including filings with the SEC).

            5. Other Stock. Each Stockholder Party agrees that any shares of Common Stock acquired by such Stockholder Party or over which such Stockholder Party acquires Beneficial Ownership, whether pursuant to existing stock option agreements, warrants or otherwise, shall be subject to the provisions of this Agreement.

            6. Irrevocable Proxy. (i) In furtherance of the agreements contained in Section 3 of this Agreement, each Stockholder Party hereby irrevocably grants to, and appoints, Nortel and J.A. Roth, Vice Chairman and Chief Executive Officer of Nortel, F.A. Dunn, Senior Vice President and Chief Financial Officer of Nortel, and W.R. Kerr, Senior Vice President, Finance and Business Development, of Nortel, in their respective capacities as officers of Nortel, and any individual who shall hereafter succeed to any such office of Nortel, and each of them individually, such Stockholder Party's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder Party, to vote all Voting Shares Beneficially Owned by such Stockholder Party, or grant a consent or approval in respect of such Voting Shares, or execute and deliver a proxy to vote such Voting Shares, (x) subject to the proviso set forth in clause (i) of the first paragraph of Section 3, in favor of the Merger and the Merger Agreement and approval of the terms thereof and each of the other transactions

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contemplated by the Merger Agreement and (y) against any Alternative Transaction or any other matter referred to in clause (ii) of the first sentence of Section
3 hereof.

                (ii) Each Stockholder Party represents and warrants to Nortel that any proxies heretofore given in respect of such party's Voting Shares are not irrevocable, and hereby revokes any such proxies.

                (iii) Each Stockholder Party hereby affirms that the irrevocable proxy set forth in this Section 6 is given in connection with, and in consideration of, the execution of the Merger Agreement by Nortel and Sub, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder Party under this Agreement. Each Stockholder Party hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder Party hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 218 of the Delaware General Corporation Law. The proxy granted in this Section 6 shall remain valid until terminated pursuant to Section 10 hereof or until earlier terminated with respect to shares of Common Stock that are Transferred in accordance with this Agreement.

            7. Covenant of Stockholder Parties. Each Stockholder Party agrees to take all action necessary to (i) permit (a) such Stockholder Party's Owned Shares to be acquired in the Merger and (b) the voting of such Stockholder Party's Voting Shares in accordance with the terms of this Agreement and (ii) prevent creditors in respect of any pledge of such Stockholder Party's Owned Shares from exercising their rights under such pledge.

            8. Representations, Warranties and Covenants of Stockholder Parties. Each Stockholder Party hereby represents and warrants to, and agrees with, Nortel as follows:

            (a) Such Stockholder Party has all necessary power and authority and legal capacity to execute and deliver this Agreement and perform his obligations hereunder.

            (b) This Agreement has been duly and validly executed and delivered by such Stockholder Party and constitutes the valid and binding agreement of such Stockholder Party, enforceable against such Stockholder Party in accordance with its terms except to the extent limited by (i) applicable bankruptcy, insolvency or similar laws affecting creditors' rights or (ii) general equity principles, whether considered at law or in equity.

            (c) Each Stockholder Party is the sole Beneficial Owner of such party's Owned Shares. Each Stockholder Party has good and marketable title (which may include holding in nominee or "street" name) to all of such party's Owned Shares, free and clear of all liens, claims, options, proxies, voting agreements and security interests (other than as created by this Agreement and restrictions on Transfer under applicable securities laws). Except as set forth in Schedule A, the Owned Shares constitute all of the capital stock of the Company Beneficially Owned by such Stockholder Party and neither such Stockholder Party nor such party's Affiliates is the Beneficial Owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any

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combination of the foregoing) any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock.

            (d) Neither the execution and delivery of this Agreement by each Stockholder Party nor the consummation of the transactions contemplated hereby will (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) by such Stockholder Party under any mortgage, bond, indenture, agreement, instrument or obligation to which such Stockholder Party is a party or by which such Stockholder Party or any of the Voting Shares is bound; (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body that is binding on such Stockholder Party; or (iii) constitute a violation by such Stockholder Party of any law or regulation of any jurisdiction, in each case except for violations, conflicts or defaults that would not have a material adverse effect on the ability of such Stockholder Party to perform such party's obligations under this Agreement.

            (e) Each Stockholder Party understands and acknowledges that Nortel and Sub are entering into the Merger Agreement in reliance upon such Stockholder Party's execution, delivery and performance of this Agreement. Each Stockholder Party acknowledges that such Stockholder Party's irrevocable proxy set forth in
Section 6 is granted in consideration of the execution and delivery of the Merger Agreement by Nortel.

            9. Representations and Warranties of Nortel. Nortel represents and warrants to the Stockholder Parties that Nortel has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Nortel will not constitute a violation of, conflict with or result in a default under,
(i) any contract, understanding or arrangement to which Nortel is a party or by which it is bound or require the consent of any other Person or any party pursuant thereto, (ii) any judgment, decree or order applicable to Nortel, or
(iii) any law, rule or regulation of any governmental body, in each case except for violations, conflicts or defaults that would not have a material adverse effect on the ability of Nortel to perform its obligations under this Agreement; and this Agreement constitutes a legal, valid and binding agreement on the part of Nortel, enforceable against Nortel in accordance with its terms, except as such enforceability may be limited by principles applicable to creditors' rights generally or governing the availability of equitable relief. The execution and delivery by Nortel of this Agreement and the consummation by Nortel of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Nortel and no other corporate proceedings on the part of Nortel are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Nortel.

            10. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate on the earlier of:

                      (a) the Effective Time;

                      (b) termination of the Merger Agreement in accordance with the provisions of Section 8.01(a), 8.01(d)(i), 8.01(d)(ii) or 8.01(d)(iii) of the Merger Agreement, or termination of the Merger Agreement by the Company in

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
            accordance with the provisions of Section 8.01(b) thereof, or termination of the Merger Agreement by Nortel in accordance with the provisions of Section 8.01(b) thereof by reason solely of non-willful breaches of representations warranties or covenants by the Company, or termination of the Merger Agreement by Nortel in accordance with the provisions of Section 8.01(c);

                    (c) termination of the Merger Agreement by the Company in
            accordance with the provisions of Section 8.01(c), or termination of the Merger Agreement pursuant to Section 8.01(d)(iv) thereof, or termination of the Merger Agreement by Nortel in accordance with the provisions of Section 8.01(b) thereof under circumstances where clause (b) above is inapplicable, in each case only if at the time of such termination the conditions to payment of the Termination Fee set forth in Section 8.02(b)(i), 8.02(b)(ii) or 8.02(b)(iii), other than the condition set forth in clause (z) of the relevant section, have not been met; and

                    (d) 120 days following the termination of the Merger
            Agreement other than as set forth in clause (b) or (c) above;

provided, however, that the term of this Agreement shall be extended by a period of days equal to the duration of any temporary or permanent order, writ or injunction issued by a court of competent jurisdiction that invalidates, impedes or enjoins the operation or enforcement of this Agreement, the Merger Agreement or any agreement contemplated hereby or thereby or entered into in connection herewith or therewith.

            11. Miscellaneous.

            (a) This Agreement represents the entire understanding of the parties hereto with reference to the subject matter hereof and supersedes any and all other oral or written agreements and understandings among the parties heretofore made.

            (b) Each Stockholder Party agrees that this Agreement and the respective rights and obligations of such Stockholder Party hereunder shall attach to any Common Stock, and any securities convertible into such shares, that may become Beneficially Owned by such Stockholder Party.

            (c) Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

            (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, that Nortel may assign any or all rights under this Agreement to Sub or any other Subsidiary. Nothing in this Agreement, express or implied, is

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intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

            (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto; provided, that Nortel may waive compliance by any other party with any representation, agreement or condition otherwise required to be complied with by any other party under this Agreement or release any other party from its obligations under this Agreement, but any such waiver or release shall be effective only if in writing executed by Nortel.

            (f) All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at:

                      (i) in the case of a Stockholder Party, to such
            Stockholder Party at the address set forth beside its name on Schedule A hereto; and

                      (ii) if to Nortel, to:

                             Nortel Networks Corporation
                             8200 Dixie Road, Suite 100
                             Brampton, Ontario
                             Canada L6T 5P6
                             Attention: Corporate Secretary
                             Fax: (905) 863-8386
                             Phone: (905) 863-0000

                       with a copy to:

                             Cleary, Gottlieb, Steen & Hamilton
                             One Liberty Plaza
                             New York, New York 10006
                             Attention: Victor I. Lewkow, Esq.
                             Fax:  (212) 225-3999
                             Phone: (212) 225-2370

or to such other address or facsimile number as the Person to whom notice is given shall have previously furnished to the others in writing in the manner set forth above.

            (g) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

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            (h) Each Stockholder Party acknowledges and agrees that in the event of any breach of this Agreement, Nortel would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that (a) each Stockholder Party will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) Nortel shall be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance of this Agreement.

            (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

            (j) This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York.

            (k) The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

            (l) This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

            12. Stockholder Capacity. No Stockholder Party executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in such Stockholder Party's capacity as such director or officer. Each Stockholder Party signs solely in such Stockholder Party's capacity as the record holder and/or beneficial owner of the Owned Shares and Voting Shares, and nothing herein shall limit or affect any actions taken or omitted to be taken by a Stockholder Party in such party's capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

            13. Further Assurances. From time to time, at Nortel's reasonable request and without further consideration, each Stockholder Party shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

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                IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                                                   Kirsten Berg-Painter

                                                   /s/ KIRSTEN BERG-PAINTER
                                                   --------------------------



                                                   Dean Chabrier

                                                   /s/ DEAN CHABRIER
                                                   --------------------------



                                                   Dennis Cunningham

                                                   /s/ DENNIS CUNNINGHAM
                                                   --------------------------




                                                   Tanya Johnson

                                                   /s/ TANYA JOHNSON
                                                   --------------------------



                                                   Jan Praisner

                                                   /s/ JAN PRAISNER
                                                   --------------------------



                                                   Senya Rahmil

                                                   /s/ SENYA RAHMIL
                                                   --------------------------

                                                   David Stamm

                                                   /s/ DAVID STAMM
                                                   --------------------------



                                                   Jay Tyler

                                                   /s/ JAY TYLER
                                                   --------------------------



                                                   Jeanne Urich

                                                   /s/ JEANNE URICH
                                                   --------------------------



                                                   Anthony Zingale

                                                   /s/ ANTHONY ZINGALE
                                                   --------------------------

                                                   NORTH CORPORATION

                                                   By: /s/
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                   By: /s/
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                                      Schedule A

                               STOCKHOLDER PARTIES


NAME                       SHARES                                        ADDRESS
----                       ------                                        -------
Kirsten Berg-Painter       Owned Shares:  0                              c/o Clarify Inc.
                           Shares subject to options:  250,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Dean Chabrier              Owned Shares:  0                              c/o Clarify Inc.
                           Shares subject to options:  160,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Dennis Cunningham          Owned Shares:  0                              c/o Clarify Inc.
                           Shares subject to options:  175,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Tanya Johnson              Owned Shares:  5,284                          c/o Clarify Inc.
                           Shares subject to options:  175,017           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Jan Praisner               Owned Shares:  0                              c/o Clarify Inc.
                           Shares subject to options:  325,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Senya Rahmil               Owned Shares:  2,830                          c/o Clarify Inc.
                           Shares subject to options:  206,666           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

David Stamm                Owned Shares:  1,109,622                      c/o Clarify Inc.
                           Shares subject to options:  165,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Jay Tyler                  Owned Shares:  0                              c/o Clarify Inc.
                           Shares subject to options:  200,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Jeanne Urich               Owned Shares:  557                            c/o Clarify Inc.
                           Shares subject to options:  205,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

Anthony Zingale            Owned Shares:  2,091                          c/o Clarify Inc.
                           Shares subject to options:  600,000           2560 Orchard Parkway
                                                                         San Jose, California 95131
                                                                         Fax: (408) 965-4610

                           Aggregate Owned Shares:  1,122,446            c/o Clarify Inc.
                           Aggregate shares subject to options:          2560 Orchard Parkway
                           2,461,683                                     San Jose, California 95131
                                                                         Fax: (408) 965-4610